UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1.	Reports to Stockholders.

(a) The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the twelve months ended September 30, 2023, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned 35.86% and Investor Class returned 35.53% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of 21.02%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 5.21% for the Institutional Class and 4.95% for the Investor Class compared to the Index’s average annual total return of 4.48%. As of September 30, 2023, the Fund had net assets of $221.1 million.

Performance Review

Global equity markets marched higher through the first portion of the fiscal year, fueled by lingering excesses of liquidity in the global financial system. But in recent months, “higher for longer” interest rates emerged as the dominant market theme, tempering investor enthusiasm and sending developed equity markets downwards. The world’s major central banks reduced liquidity and raised borrowing costs over the period, attempting to control inflation without jolting their economies into severe recessions. Thus far, the US economy has remained resilient, with low unemployment, high private consumption, and growing business investment. But the longer interest rates remain at or above current levels, the greater the risk of recession. European growth has weakened, and rising energy prices may already have pushed the region into recession. Europe is more exposed to China’s slowdown than the US. Sentiment is weak, and cautious consumers are accumulating personal savings. Both the Federal Reserve and the European Central Bank appear to have made enough progress combating inflation to be at or near the end of their rate-hiking cycles. In Japan, economic growth and inflation have risen, but the Bank of Japan has shown little inclination to abandon its negative policy rate. China is suffering from a distressed property market, weak exports, and high youth unemployment. Consumers remain downbeat, the government having failed to introduce comprehensive policies to boost their confidence. Geopolitical realignments are reshaping global trade and capital flows. With nearshoring, Mexico has become the largest trading partner of the US. Foreign direct investment between the US and China has declined sharply in recent years, as US investment dollars flow to Southeast Asia and Latin America. During the period, the best-performing country markets within the Index included Turkey, Egypt, and Italy in local currency terms. The worst-performing country markets included Qatar, Finland, and Hong Kong. The top-performing sectors were information technology, industrials, and energy in local currency terms. The weakest-performing sectors were real estate, consumer staples, and utilities.

Fund holdings in the capital goods, banks, and utilities industry groups were the greatest contributors to the Fund’s performance relative to the Index. Holdings in the automobiles & components, semiconductors & semiconductor equipment, and household & personal products industry groups were the largest detractors from relative performance. The largest contributors to absolute returns were jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom), banking & financial services company, UniCredit SpA (Italy), and electric, gas & renewables power generation and distribution company, Enel Spa (Italy). The largest detractors from absolute returns were pharmaceutical company, Roche Holding AG (Switzerland), beverage producer, Diageo PLC (United Kingdom), and luxury goods company, Kering SA (France).

Equity Allocation Model Update

We use a proprietary quantitative equity allocation model that assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. Our allocation relative to the weight of emerging markets in the Index is currently underweight. We identify five primary factors as most indicative of the ideal

2	Causeway International Opportunities Fund

allocation target: valuation, quality, earnings growth, macroeconomic, and risk aversion. Valuation is currently positive for emerging markets in our model. Our quality metrics, which include such measures as profit margins and return on equity, are negative. Our earnings growth, macroeconomic, and risk aversion factors are negative for emerging markets.

Significant Portfolio Changes

The largest increases included energy majors, Shell PLC (United Kingdom) and BP PLC (United Kingdom), and beverage producer, Diageo Plc (United Kingdom). The greatest decreases included railway, Canadian National Railway Co (Canada), apparel manufacturer, Industria de Diseno Textil SA (Spain), and consumer goods company, Unilever (United Kingdom).

The Fund’s weights in the consumer discretionary distribution & retail, capital goods, and energy industry groups increased the most relative to the beginning of the period. Portfolio weights in the retailing, banks, and materials industry groups decreased the most during the period. As of September 30, 2023, the three largest industry group exposures from an absolute perspective for the Fund were to pharmaceuticals & biotechnology, banks, and capital goods. From a regional perspective, the most notable weight changes included higher exposures to the United Kingdom, Germany, and India. The most significantly reduced country weights included France, Spain, and Sweden.

Investment Outlook

Causeway fundamental portfolio managers and analysts had an especially active period recently of international research travel, meeting with company managements across North America, Europe, and Asia. This outreach identified potential candidates for inclusion in fundamental client portfolios, and rigorous valuation analysis of these prospects is underway. Our fundamental research process can yield the most promising results in times of increasing investor caution. In the developed markets portion of the Fund, we continue to find areas of markets where investors may have underestimated medium-to-longer term earnings and cash flow. Concurrently, we seek ways to lower portfolio volatility. Recent portfolio additions include increased exposure to, in our view, attractively valued stocks in the energy and consumer staples sectors. The ongoing decline in US crude inventories is providing support to oil prices at current levels, and the valuations of certain European integrated energy companies appear compelling given prevailing oil prices. We believe that many of the consumer staples stocks we have identified for the developed markets portion of the Fund through our bottom-up process offer above-market dividend yields, strong balance sheets, and less sensitivity to economic cycles than overall markets.

Within the emerging markets portion of the Fund, effective September 1st, we aggregated two “top down” factors, country and sector, as part of our continuous effort to enhance our quantitative model. This country-sector aggregate factor combines country and sector analysis, recognizing that many sectors are locally-oriented and may not be comparable across countries, while other sectors are global in nature. For example, we believe comparing financials companies across countries has little predictive value as each country has its own central bank, interest rate dynamics, and macroeconomic drivers affecting the credit cycle. However, we believe comparing energy or mining companies across different countries can be useful since these businesses tend to sell into a global marketplace. The country-sector aggregate factor has two components – self-relative valuation and earnings growth – and it has a 12.5% weight in the strategy’s alpha model.

Causeway International Opportunities Fund	3

The “higher for longer” theme, coupled with uncertainty about the path of economic activity, will likely result in continued volatility in global equity markets. Causeway’s commitment to detailed and disciplined research aims to position the team well to identify mispriced securities in this dynamic environment on behalf of our clients.

We thank you for your continued confidence in Causeway International Opportunities Fund.

September 30, 2023

Brian Woonhyung Cho Portfolio Manager	Jonathan Eng Portfolio Manager	Joseph Gubler Portfolio Manager

Harry Hartford Portfolio Manager	Arjun Jayaraman Portfolio Manager	Sarah Ketterer Portfolio Manager

MacDuff Kuhnert Portfolio Manager	Ellen Lee Portfolio Manager	Conor Muldoon Portfolio Manager

Ryan Myers Portfolio Manager	Steven Nguyen Portfolio Manager	Alessandro Valentini Portfolio Manager

4	Causeway International Opportunities Fund

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI ACWI ex USA Index (Gross) as of September 30, 2023

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*

Institutional Class	35.86%	10.19%	3.85%	3.63%	5.21%

Investor Class	35.53%	9.94%	3.60%	3.38%	4.95%

MSCI ACWI ex USA Index (Gross)	21.02%	4.24%	3.07%	3.83%	4.48%

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www. causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2024. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 27, 2023 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.00% and 1.25% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.98% and 1.23% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI ex USA Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 46 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

COMMON STOCK

Argentina — 0.1%

MercadoLibre Inc. [1]	254	$322

Belgium — 1.1%

Anheuser-Busch InBev S.A.	44,157	2,451

Brazil — 1.3%

Banco do Brasil SA	138,500	1,302

Cia de Saneamento de Minas Gerais Copasa MG [1]	27,500	95

Gerdau SA ADR	113,893	543

Minerva SA	51,900	84

Petroleo Brasileiro SA, Class A ADR	45,842	629

TIM S.A.	98,300	292

		2,945

Canada — 1.7%

Alimentation Couche-Tard Inc.	42,178	2,142

Canadian Pacific Kansas City Ltd.	23,205	1,725

		3,867

China — 6.8%

Agricultural Bank of China Ltd., Class H	477,000	178

Alibaba Group Holding Ltd. ADR [1]	18,781	1,629

Autohome Inc. ADR	6,843	208

Baidu Inc. ADR [1]	3,477	467

Beiqi Foton Motor Co. Ltd., Class A [1]	465,000	221

BYD Co. Ltd., Class H	15,500	479

China CITIC Bank Corp. Ltd., Class H	318,000	148

China Construction Bank Corp., Class H	2,612,741	1,474

China Galaxy Securities Co. Ltd., Class H	669,500	345

China Lumena New Materials Corp. [1,2]	4,900	—

China Petroleum & Chemical Corp., Class H	760,000	415

China Railway Group Ltd., Class H	742,000	383

China Resources Pharmaceutical Group Ltd.	236,000	157

CITIC Ltd.	364,000	335

COSCO SHIPPING Holdings Co. Ltd., Class H	511,950	525

Daqo New Energy Corp. ADR [1]	11,789	357

Dongfeng Motor Group Co. Ltd., Class H	328,000	129

FinVolution Group ADR	37,081	185

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

China — (continued)

Guangzhou Automobile Group Co. Ltd., Class H	180,000	$89

Hello Group Inc. ADR	19,781	138

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	41,900	94

Hisense Home Appliances Group Co. Ltd., Class A	100,000	323

Hisense Visual Technology Co. Ltd., Class A	36,100	111

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	62,679	234

iQIYI Inc. ADR [1]	47,497	225

Jiangxi Copper Co. Ltd., Class H	179,000	281

JinkoSolar Holding Co. Ltd. ADR [1]	5,225	159

Lenovo Group Ltd.	306,000	315

Metallurgical Corp of China Ltd., Class A	394,500	199

MINISO Group Holding Ltd. ADR	6,459	167

Offshore Oil Engineering Co. Ltd., Class A	272,800	242

PDD Holdings Inc. ADR [1]	10,224	1,003

PetroChina Co. Ltd., Class H	1,452,000	1,094

PICC Property & Casualty Co. Ltd., Class H	482,000	619

Qifu Technology Inc. ADR	25,208	387

SDIC Capital Co. Ltd., Class A	152,800	145

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	69,939	109

Sinopharm Group Co. Ltd., Class H	97,200	282

Vipshop Holdings Ltd. ADR [1]	48,518	777

Yutong Bus Co. Ltd., Class A	161,200	293

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	21,800	142

		15,063

France — 10.3%

Air Liquide SA	10,351	1,749

Alstom S.A.	66,806	1,596

AXA SA	106,222	3,165

BNP Paribas SA	17,642	1,127

Carrefour SA	102,158	1,759

Danone SA	80,482	4,447

Kering S.A.	4,681	2,137

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

France — (continued)

Sanofi	34,586	$3,711

Valeo	72,078	1,244

Vinci S.A.	16,253	1,805

		22,740

Germany — 7.4%

Allianz SE	12,004	2,864

Bayer AG	31,785	1,527

Deutsche Telekom AG	185,216	3,891

LANXESS AG	44,985	1,144

RWE AG	57,020	2,119

SAP SE	37,115	4,820

		16,365

Greece — 0.2%

JUMBO S.A.	3,809	105

Mytilineos S.A.	3,248	120

OPAP SA	9,803	164

		389

India — 5.2%

ABB India Ltd.	3,101	153

Aurobindo Pharma Ltd.	36,609	403

Bajaj Auto Ltd.	5,496	335

Bajaj Finance Ltd.	5,224	491

Bank of Baroda	340,510	877

Bharat Electronics Ltd.	85,572	143

Coal India Ltd.	145,996	519

Colgate-Palmolive India Ltd.	8,191	198

Dr Reddy’s Laboratories Ltd.	6,327	426

GAIL India Ltd.	311,500	467

Indian Oil Corp. Ltd.	293,162	321

InterGlobe Aviation Ltd. [1]	7,419	213

ITC Ltd.	61,423	329

JK Tyre & Industries Ltd.	35,001	117

LIC Housing Finance Ltd.	20,723	116

Mahindra & Mahindra Ltd.	21,089	395

Manappuram Finance Ltd.	61,886	112

Muthoot Finance Ltd.	9,288	140

Natco Pharma Ltd.	18,909	199

NCC Ltd.	118,239	221

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

India — (continued)

Nestle India Ltd.	303	$82

NTPC Ltd.	197,220	583

Oil & Natural Gas Corp. Ltd.	413,413	955

Power Grid Corp of India Ltd.	200,986	483

REC Ltd.	271,534	940

Shriram Finance Ltd.	15,368	355

State Bank of India	27,571	199

Tanla Platforms Ltd.	8,756	109

Tata Motors Ltd.	59,463	451

Varun Beverages Ltd.	64,116	730

Zensar Technologies Ltd.	17,891	111

Zomato Ltd. [1]	232,297	284

		11,457

Indonesia — 0.5%

Adaro Energy Indonesia Tbk PT	920,700	170

Astra International Tbk PT	688,600	277

Bank Mandiri Persero Tbk PT	265,500	104

Indo Tambangraya Megah Tbk PT	51,100	96

Indofood Sukses Makmur Tbk PT	181,100	78

Perusahaan Gas Negara Tbk PT	1,924,300	171

United Tractors Tbk PT	59,900	109

		1,005

Ireland — 1.0%

Ryanair Holdings PLC ADR [1]	22,841	2,220

Italy — 4.5%

Enel SpA	728,816	4,485

UniCredit SpA	229,382	5,512

		9,997

Japan — 5.0%

FANUC Corp.	124,200	3,236

Murata Manufacturing Co. Ltd.	202,200	3,699

Sumitomo Mitsui Financial Group Inc.	27,800	1,367

Takeda Pharmaceutical Co. Ltd.	91,300	2,835

		11,137

Mexico — 0.4%

Coca-Cola Femsa SAB de CV ADR	2,832	222

Fibra Uno Administracion SA de CV, Class REIT [3]	139,100	233

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

Mexico — (continued)

Grupo Aeroportuario del Centro Norte SAB de CV, Class B	10,200	$111

Kimberly-Clark de Mexico SAB de CV, Class A	113,100	225

		791

Netherlands — 4.1%

Akzo Nobel NV	48,913	3,541

ING Groep NV	194,279	2,578

Koninklijke Philips NV [1]	143,198	2,871

		8,990

Poland — 0.1%

Jastrzebska Spolka Weglowa S.A. [1]	7,584	76

ORLEN SA	11,949	161

		237

Qatar — 0.1%

Ooredoo QPSC	73,951	217

Russia — 0.0%

Gazprom PJSC ADR [1,2]	165,932	—

Sberbank of Russia PJSC ADR [1,2]	31,284	—

		—

Saudi Arabia — 0.6%

Arabian Internet & Communications Services Co.	1,140	97

Bawan Co.	9,303	82

Elm Co.	1,689	351

Etihad Etisalat Co.	19,365	230

Leejam Sports Co. JSC	4,042	153

Saudi Aramco Base Oil Co.	8,615	342

Saudi Electricity Co.	20,832	106

		1,361

Singapore — 0.7%

United Overseas Bank Ltd.	71,000	1,480

South Korea — 4.2%

Classys Inc.	4,841	135

Daewoo Engineering & Construction Co. Ltd. [1]	43,895	137

DB Insurance Co. Ltd.	3,370	223

DL E&C Co. Ltd.	3,625	84

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

South Korea — (continued)

Doosan Bobcat Inc.	4,854	$183

GS Holdings Corp.	5,545	164

Hana Financial Group Inc.	18,507	580

Hankook Tire & Technology Co. Ltd.	3,834	112

Hanwha Aerospace Co. Ltd.	5,231	405

Hanwha Corp.	9,311	165

HD Hyundai Electric Co. Ltd.	3,700	182

HD Hyundai Infracore Co. Ltd.	13,631	107

HMM Co. Ltd.	7,288	88

Hyundai Marine & Fire Insurance Co. Ltd.	5,742	138

Hyundai Mobis	1,029	183

JYP Entertainment Corp.	4,326	359

KB Financial Group Inc.	12,725	519

Kia Corp.	20,558	1,237

KIWOOM Securities Co. Ltd.	1,582	110

Korean Air Lines Co. Ltd.	12,040	194

LG Electronics Inc.	2,061	154

LS Corp.	4,192	315

LX INTERNATIONAL CORP.	8,768	185

LX Semicon Co. Ltd.	987	60

NongShim Co. Ltd.	453	159

OCI Holdings Co. Ltd.	3,183	230

Samsung Electronics Co. Ltd.	33,387	1,688

Samsung Engineering Co. Ltd. [1]	6,226	139

Samsung Fire & Marine Insurance Co. Ltd.	1,188	229

Samsung Life Insurance Co. Ltd.	4,024	209

Samsung Securities Co. Ltd.	5,204	142

SOLUM Co. Ltd. [1]	7,306	167

Youngone Corp.	5,524	197

		9,179

Spain — 2.7%

Aena SME S.A.	16,969	2,558

Amadeus IT Group S.A.	28,747	1,741

Iberdrola S.A.	150,585	1,687

		5,986

Switzerland — 4.7%

Novartis AG	26,632	2,731

Roche Holding AG	17,227	4,714

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

Switzerland — (continued)

UBS Group AG	42,813	$1,061

Zurich Insurance Group AG	3,885	1,783

		10,289

Taiwan — 4.3%

Alchip Technologies Ltd.	2,000	168

Arcadyan Technology Corp.	44,000	221

Asia Vital Components Co. Ltd.	22,693	241

Asustek Computer Inc.	17,000	193

Bora Pharmaceuticals Co. Ltd.	4,494	90

Compal Electronics Inc.	178,000	170

Evergreen Marine Corp. Taiwan Ltd.	108,400	390

Fitipower Integrated Technology Inc.	31,200	268

Gigabyte Technology Co. Ltd.	19,000	167

Hon Hai Precision Industry Co. Ltd.	257,292	829

International Games System Co. Ltd.	12,000	243

King Yuan Electronics Co. Ltd.	45,000	106

Lite-On Technology Corp.	87,896	332

Lotus Pharmaceutical Co. Ltd. [1]	19,000	140

Makalot Industrial Co. Ltd.	11,000	115

Micro-Star International Co. Ltd.	21,000	107

Novatek Microelectronics Corp.	22,000	289

Pou Chen Corp.	139,000	123

Powertech Technology Inc.	46,000	145

Quanta Computer Inc.	63,000	471

Radiant Opto-Electronics Corp.	30,000	114

Simplo Technology Co. Ltd.	11,000	115

Sitronix Technology Corp.	28,000	242

Taiwan Semiconductor Manufacturing Co. Ltd.	164,000	2,674

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,365	640

United Microelectronics Corp.	430,000	604

Wistron Corp.	88,000	279

		9,476

Thailand — 0.4%

AP Thailand PCL	453,800	147

Bangchak Corp. PCL	112,200	126

Bangkok Dusit Medical Services PCL, Class F	208,400	153

Krung Thai Bank PCL	535,400	280

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

Thailand — (continued)

Sansiri PCL	3,055,600	$142

		848

Turkey — 0.6%

Dogus Otomotiv Servis ve Ticaret AS	26,007	254

KOC Holding AS	81,378	435

Migros Ticaret AS	15,679	209

Turk Hava Yollari AO [1]	33,637	298

Turk Traktor ve Ziraat Makineleri AS	5,305	170

		1,366

United Arab Emirates — 0.2%

Emirates NBD Bank PJSC [1]	62,005	301

Multiply Group PJSC [1]	188,219	205

		506

United Kingdom — 28.2%

AstraZeneca PLC	26,443	3,582

Barclays PLC	2,252,957	4,369

Berkeley Group Holdings PLC	18,955	950

BP PLC	864,962	5,608

British American Tobacco PLC	85,773	2,697

Compass Group PLC	81,536	1,990

Diageo PLC	88,978	3,294

GSK PLC	177,199	3,226

Legal & General Group PLC	476,631	1,294

NatWest Group PLC	318,470	916

Prudential PLC	405,030	4,392

Reckitt Benckiser Group PLC	68,046	4,810

RELX PLC (EUR)	55,701	1,887

RELX PLC (GBP)	28,132	953

Rio Tinto PLC	45,335	2,862

Rolls-Royce Holdings PLC [1]	4,065,286	10,957

Segro PLC [3]	51,321	450

Shell PLC	121,974	3,934

Unilever PLC	47,805	2,369

WH Smith PLC	113,768	1,865

		62,405

Total Common Stock

(Cost $204,025) — 96.4%		213,089

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Causeway International Opportunities Fund	Number of Shares	Value (000)

EXCHANGE TRADED FUND

iShares China Large-Cap ETF	101,700	$2,698

Total Exchange Traded Fund

(Cost $2,685) — 1.2%		2,698

PREFERENCE STOCK
Brazil — 0.1%

Bradespar SA	47,500	215

Total Preference Stock

(Cost $217) — 0.1%		215

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust:

Government & Agency Portfolio, Institutional Class, 5.262% *	3,805,219	3,805

Total Short-Term Investment

(Cost $3,805) — 1.7%		3,805

Total Investments — 99.4%

(Cost $210,732)		219,807

Other Assets in Excess of Liabilities — 0.6%		1,261

Net Assets — 100.0%		$221,068

*	The rate reported is the 7-day effective yield as of September 30, 2023.
1	Non-income producing security.
2	Level 3 security in accordance with fair value hierarchy
3	Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PJSC	Public Joint-Stock Company

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2023:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3† (000)	Total (000)
Common Stock
Argentina	$322	$—	$—		$322
Belgium	2,451	—	—		2,451
Brazil	2,945	—	—		2,945
Canada	3,867	—	—		3,867
China	13,293	1,770	—	^	15,063
France	22,740	—	—		22,740
Germany	16,365	—	—		16,365
Greece	389	—	—		389
India	11,457	—	—		11,457
Indonesia	1,005	—	—		1,005
Ireland	2,220	—	—		2,220
Italy	9,997	—	—		9,997
Japan	11,137	—	—		11,137
Mexico	791	—	—		791
Netherlands	8,990	—	—		8,990
Poland	237	—	—		237
Qatar	217	—	—		217
Russia	—	—	—	^	—
Saudi Arabia	383	978	—		1,361
Singapore	1,480	—	—		1,480
South Korea	—	9,179	—		9,179
Spain	5,986	—	—		5,986
Switzerland	10,289	—	—		10,289
Taiwan	640	8,836	—		9,476
Thailand	—	848	—		848
Turkey	1,366	—	—		1,366
United Arab Emirates	—	506	—		506

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (concluded)

September 30, 2023

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3† (000)	Total (000)
United Kingdom	$62,405	$—	$—	$62,405

Total Common Stock	190,972	22,117	—	213,089

Exchange Traded Fund	2,698	—	—	2,698

Preference Stock
Brazil	215	—	—	215

Total Preference Stock	215	—	—	215

Short-Term Investment	3,805	—	—	3,805

Total Investments in Securities	$197,690	$22,117	$—	$219,807

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Security is fair valued at zero. Level 3 security in accordance with fair value hierarchy.

Amounts designated as “—” are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

SECTOR DIVERSIFICATION

As of September 30, 2023, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preference Stock	% of Net Assets
Industrials	15.4%	0.0%	15.4%
Energy	6.4	0.0	6.4
Financials	18.3	0.0	18.3
Information Technology	9.1	0.0	9.1
Consumer Staples	11.8	0.0	11.8
Health Care	12.5	0.0	12.5
Utilities	4.6	0.0	4.6
Communication Services	2.9	0.0	2.9
Materials	4.8	0.1	4.9
Consumer Discretionary	10.1	0.0	10.1
Real Estate	0.5	0.0	0.5
Total	96.4%	0.1%	96.5%

Exchange Traded Funds			1.2

Short-Term Investment			1.7

Other Assets in Excess of Liabilities			0.6

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
9/30/23

ASSETS:
Investments at Value (Cost $210,732)	$219,807
Foreign Currency (Cost $656)	656
Receivable for Tax Reclaims	828
Receivable for Investment Securities Sold	810
Receivable for Dividends	399
Receivable for Fund Shares Sold	133
Prepaid Expenses	15

Total Assets	222,648

LIABILITIES:
Payable for Investment Securities Purchased	995
Accrued Foreign Capital Gains Tax on Appreciated Securities	277
Payable Due to Adviser	111
Payable for Fund Shares Redeemed	29
Payable Due to Administrator	4
Payable for Shareholder Service Fees - Investor Class	3
Payable for Trustees’ Fees	3
Other Accrued Expenses	158

Total Liabilities	1,580

Net Assets	$221,068

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$212,642
Total Distributable Earnings	8,426

Net Assets	$221,068

Net Asset Value Per Share (based on net assets of $201,687,291 ÷ 13,599,948 shares) - Institutional Class	$14.83

Net Asset Value Per Share (based on net assets of $19,380,678 ÷ 1,318,848 shares) - Investor Class	$14.70

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
10/01/22 to 9/30/23

INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $943)	$7,497

Total Investment Income	7,497

EXPENSES:
Investment Advisory Fees	1,728
Shareholder Service Fees — Investor Class	46
Administration Fees	41
Custodian Fees	125
Transfer Agent Fees	95
Professional Fees	69
Registration Fees	34
Printing Fees	31
Trustees’ Fees	13
Line of Credit	11
Other Fees	64

Total Expenses	2,257

Waiver of Investment Advisory Fees	(159)

Total Waiver	(159)

Net Expenses	2,098

Net Investment Income	5,399

Net Realized Gain (Loss) on:
Investments	(97)
Foreign Capital Gains Tax	(59)
Foreign Currency Transactions	(23)

Net Realized Gain (Loss)	(179)

Net Unrealized Appreciation (Depreciation) on:
Investments	55,305
Accrued Foreign Capital Gains Tax on Appreciated Securities	(247)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	41

Net Unrealized Appreciation (Depreciation)	55,099

Net Realized and Unrealized Gain	54,920

Net Increase in Net Assets Resulting from Operations	$60,319

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
	10/01/22 to 9/30/23	10/01/21 to 9/30/22
OPERATIONS:
Net Investment Income	$5,399	$5,766
Net Realized Loss	(179)	(1,114)
Net Change in Unrealized Appreciation (Depreciation)	55,099	(69,670)

Net Increase (Decrease) in Net Assets Resulting From Operations	60,319	(65,018)

DISTRIBUTIONS:
Institutional Class	(5,143)	(4,160)
Investor Class	(415)	(266)

Total Distributions to Shareholders	(5,558)	(4,426)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(50)	(47,700)

Total Increase (Decrease) in Net Assets	54,711	(117,144)

NET ASSETS:
Beginning of Year	166,357	283,501

End of Year	$221,068	$166,357

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	21

FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Opportunities Fund
Institutional
2023	11.22	0.36	3.61	3.97	(0.36)	—	(0.36)	—
2022	15.24	0.32	(4.10)	(3.78)	(0.24)	—	(0.24)	—
2021	11.74	0.25	3.45	3.70	(0.20)	—	(0.20)	—
2020	12.61	0.21	(0.73)	(0.52)	(0.35)	—	(0.35)	—
2019	13.71	0.41	(1.19)	(0.78)	(0.29)	(0.03)	(0.32)	—(1)
Investor
2023	11.12	0.32	3.58	3.90	(0.32)	—	(0.32)	—
2022	15.11	0.30	(4.08)	(3.78)	(0.21)	—	(0.21)	—
2021	11.64	0.21	3.43	3.64	(0.17)	—	(0.17)	—
2020	12.52	0.18	(0.74)	(0.56)	(0.32)	—	(0.32)	—
2019	13.60	0.38	(1.17)	(0.79)	(0.26)	(0.03)	(0.29)	—(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
Amounts	designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

14.83	35.86	201,687	0.95	1.02	2.52	60
11.22	(25.18)	151,612	0.95	0.97	2.30	60
15.24	31.61	264,723	0.95	0.99	1.67	45
11.74	(4.52)	173,273	0.95	1.02	1.71	55
12.61	(5.43)	182,720	1.05	1.06	3.25	43

14.70	35.53	19,381	1.20	1.27	2.27	60
11.12	(25.37)	14,745	1.20	1.22	2.14	60
15.11	31.36	18,778	1.20	1.24	1.43	45
11.64	(4.84)	11,488	1.19	1.26	1.55	55
12.52	(5.59)	10,204	1.30	1.31	3.02	43

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2023, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial

Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are overseen by the Fund’s valuation designee, Causeway Capital Management LLC (“Adviser”), and implemented through a Fair Value Committee (the “Committee”). Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the fiscal year ended September 30, 2023, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30,

2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limit agreement described in Note 3.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2023, the Fund received commission recapture payments of $1,309.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2024 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.95% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2023, the Adviser waived $158,612 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2023, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2023, approximately $330 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2023, for the Fund were as follows (000):

Purchases	Sales
$126,287	$129,197

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, wars, conflicts, natural disasters, pandemics, epidemics, inflation/ deflation, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

For example, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations,

which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

During the fiscal year ended September 30, 2023, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2023 and September 30, 2022 was as follows (000):

	Ordinary Income	Total
2023	$5,558	$5,558
2022	4,426	4,426

As of September 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$6,019
Capital Loss Carryforwards	(266)
Unrealized Appreciation	2,672
Other Temporary Differences	1

Total Distributable Earnings	$8,426

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$ —	$ 266	$ 266

For the fiscal year ended September 30, 2023, the Fund did not use any capital loss carryforwards.

At September 30, 2023, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$216,817	$22,864	$(19,874)	$2,990

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2023		Fiscal Year Ended September 30, 2022
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,207	$29,544	1,638	$22,911
Shares Issued in Reinvestment of Dividends and Distributions	336	4,344	253	3,713
Shares Redeemed	(2,453)	(33,849)	(5,750)	(76,069)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	90	39	(3,859)	(49,445)

Investor Class
Shares Sold	262	3,695	374	5,422
Shares Issued in Reinvestment of Dividends and Distributions	32	415	18	266
Shares Redeemed	(301)	(4,199)	(309)	(3,943)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(7)	(89)	83	1,745

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	83	$(50)	(3,776)	$(47,700)

8.	Significant Shareholder Concentration

As of September 30, 2023, three of the Fund’s shareholders of record owned 69% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is a party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 14, 2024. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.20% per annum. As of September 30, 2023, there were no borrowings outstanding under the line of credit. Prior to this, the Fund, along with certain other series of the Trust, had an agreement with The Bank of New York Mellon which enabled it to participate in a $10 million secured committed revolving line of credit. The agreement expired on February 15, 2023.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

Causeway International Opportunities Fund	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Opportunities Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP Los Angeles, California November 22, 2023

We have served as the auditor of one or more investment companies in Causeway Capital Management Investment Company Complex since 2001.

32	Causeway International Opportunities Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2024. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2023, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends (1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)	(I)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends	Qualified Foreign Tax Credit Pass Through
98.81%	0.00%	0.00%	13.40%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distribution during the fiscal year ended September 30, 2023. The Fund accrued Foreign taxes during the fiscal year ended September 30, 2023, amounted to $859,960 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended December 31, 2023. In addition, for the fiscal year ended September 30, 2023, gross income derived from sources within foreign countries amounted to $6,407,151 for the Fund.

Causeway International Opportunities Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The

SAI may be obtained without charge by calling 1-866-947-7000.

Name, Address Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 62	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None.
Lawry J. Meister Age: 61	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None.
Victoria B. Rogers Age: 62	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 57	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; Managing Partner, Clear Capital, LLC (since 2009); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None.

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name, Address Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Officers
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 62	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	None.
Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); member of the Investment Adviser’s parent (since 2021).	N/A	N/A
Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 53	Treasurer	Since 3/21	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A
Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 52	Secretary	Since 10/11	Deputy General Counsel of the Investment Adviser (since 2022) (various positions since 2004).	N/A	N/A
Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 48	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A
Mindy Yu 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Anti-Money Laundering Compliance Officer	Since 8/22	Deputy General Counsel of the Investment Adviser (since 2022) (various positions since 2012).	N/A	N/A

Causeway International Opportunities Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2023, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

36	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2023 to September 30, 2023).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,023.50	0.94%	$4.77

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.36	0.94%	$4.76

Actual Fund Return
Investor Class	$1,000.00	$1,022.30	1.19%	$6.03

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.10	1.19%	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

38	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 23, 2023, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2023. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 5, 2023, the Trustees also received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 23, 2023 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2023, compared to the results of the MSCI ACWI ex USA Index (Gross), the median of the mutual funds included in the Morningstar Foreign Large Value category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and annualized three, and five-year periods and matched its peer group median for the ten-year period. The Trustees considered the Fund’s exposure to the value investment style, and global uncertainties and volatility, and concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 75 basis points for its Broadridge peer group and a range of 60-124 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit, of 98 basis points was the same as the median of the funds in its Broadridge peer group and within the range of 70-153 basis points of the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and are not determinative of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin

40	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

with respect to such services for the twelve months ended March 31, 2023 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had decreased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology, including cybersecurity, to focus on continued performance and service to the Fund’s shareholders. They considered certain initiatives and noted that the Adviser continues to innovate and enhance its capabilities, and that innovation is a means of reinvesting in its services. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits – the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 5, 2023 and August 23, 2023 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 23, 2023 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (all of whom are independent) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2023.

Causeway International Opportunities Fund	41

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-1400

(b) Not applicable.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2023, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

		2023	2022
(a)	Audit Fees	$308,780	$288,580
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$68,520	$64,080
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2023, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $868,973. For the fiscal year ended September 30, 2022, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $735,331.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2023

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: December 8, 2023